Exhibit 99.1

CONFIDENTIAL

FOR IMMEDIATE RELEASE

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
TO COMBINE WITH ORGANOGENESIS INC.

New York, NY and Canton, MA, August 17, 2018 — Avista Healthcare Public Acquisition Corp. (NASDAQ: AHPA) (“AHPAC”), a publicly traded special purpose acquisition company, and Organogenesis Inc. (“Organogenesis” or the “Company”), a leading regenerative medicine company focused on the development, manufacture and commercialization of product solutions for the Advanced Wound Care, Surgical and Sports Medicine markets, today announced that they have entered into a definitive merger agreement, under which Organogenesis will become a wholly owned subsidiary of AHPAC.  Affiliates of Avista Capital Partners (“Avista”), a leading private equity firm, have agreed to invest $92 million in the combined company in conjunction with the transaction.  Following the closing of the transaction, Organogenesis will be listed on the Nasdaq Stock Exchange under the ticker symbol “ORGO.”  The combined company will have an anticipated initial enterprise value of approximately $673 million.

Organogenesis’ mission is to provide integrated healing solutions that substantially improve medical outcomes and the lives of patients, while lowering the overall cost of care.  Organogenesis’ versatile product portfolio is designed to treat a variety of patients with repair and regenerative needs across the continuum of care.  Today, Organogenesis has over 600 employees worldwide and is led by a management team of talented individuals with more than 75 years of collective regenerative medicine experience.

“We are delighted to be partnering with Organogenesis, as the Company is well-positioned to benefit from secular tailwinds driving growth in the Advanced Wound Care, Surgical and Sports Medicine sectors,” said Thompson Dean, Executive Chairman of AHPAC.  “Organogenesis represents an ideal partner for AHPAC given its leading position in the large and attractive regenerative medicine sector, numerous growth opportunities and demonstrated ability to execute on product development and commercialization capabilities.”

Gary S. Gillheeney, Sr., President and Chief Executive Officer of Organogenesis, said “This is an important day in the history of Organogenesis.  We look forward to working with Tom Dean, AHPAC and Avista Capital Partners to continue building a successful enterprise.  This transaction will provide Organogenesis with capital that we will use to accelerate our growth plan for both our existing product portfolio and R&D pipeline.”

Additional Transaction Terms and Conditions

This transaction will be funded through a combination of cash, stock, and rollover debt financing.  Organogenesis’ key existing shareholders will remain committed long-term partners by rolling over their equity into the combined company.

The boards of directors of AHPAC and the Company have unanimously approved the proposed transaction and shareholders of the Company representing approximately 89% of the outstanding stock of the Company have agreed to support approval of the proposed transaction in any consent solicitation or shareholders’ meeting in connection with the transaction.

Completion of the proposed transaction, which is expected before the end of the year, is subject to customary and other closing conditions, including regulatory approvals and receipt of approvals from AHPAC’s shareholders.

Credit Suisse Securities (USA) LLC is acting as financial advisor to AHPAC.  Weil, Gotshal & Manges LLP is acting as legal advisor to AHPAC.  Foley Hoag LLP is acting as legal advisor to Organogenesis.

Investor Presentation Information

AHPAC and Organogenesis are simultaneously releasing a slide presentation with information on the proposed transaction; this presentation will be filed with the Securities and Exchange Commission (SEC) as an exhibit to AHPAC’s Form 8-K, which will be filed to report its entry into the merger agreement, and can be viewed on the SEC website at www.sec.gov.  Investors are encouraged to review these materials.

About Organogenesis Inc.

Organogenesis Inc. is a leading regenerative medicine company offering a portfolio of bioactive and acellular biomaterials products in advanced wound care and surgical biologics, including orthopaedics and spine.  Organogenesis’s comprehensive portfolio is designed to treat a variety of patients with repair and regenerative needs.  For more information, visit www.organogenesis.com.

About Avista Healthcare Public Acquisition Corp.

AHPAC is a special purpose acquisition company that completed its initial public offering in October 2016.  AHPAC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or business combination with one or more businesses.  AHPAC is sponsored by Avista Acquisition Corp., which was formed for the express purpose of acting as the sponsor for AHPAC.  Avista Acquisition Corp. is an affiliate of Avista Capital Holdings, L.P.  For more information, visit www.avistapac.com/ahpac.

About Avista Capital Partners

Founded in 2005, Avista is a leading New York-based private equity firm with over $6 billion invested in more than 30 growth-oriented healthcare businesses.  Avista targets businesses with strong management teams, stable cash flows and robust growth prospects and utilizes a proactive, hands-on approach to create value in our portfolio companies.  Avista’s Operating Executives and Advisors are an integral part of the team, providing strategic insight, operational oversight and senior counsel, that help drive growth and performance to create long-term value and sustainable businesses.  For more information, visit www.avistacap.com.

Contacts:

Kekst (for AHPAC and Avista Capital Partners)
Daniel Yunger	212-521-4800
Daniel.Yunger@kekst.com

Organogenesis
Angelyn Lowe	781-774-9364
alowe@organo.com

Forward Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  Such forward looking statements include estimated financial information.  Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Avista, Organogenesis or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements.  These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger between AHPAC and Organogenesis (the “Merger Agreement”) and the proposed business combination contemplated therein; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain the approval of the shareholders of AHPAC or the failure to satisfy the other conditions to closing in the Merger Agreement; (3) the ability of AHPAC to continue to meet applicable Nasdaq listing standards; (4) the risk that the proposed business combination disrupts current plans and operations of Organogenesis as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Organogenesis may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the definitive registration statement of AHPAC filed in connection with the proposed business combination and the joint proxy/consent solicitation statement/prospectus contained therein, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by AHPAC.  Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  AHPAC and Organogenesis undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.  Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly.  Investors should carry out their own due diligence in connection with the assumptions contained herein.  The forward-looking statements in this communication speak as of the date of this communication.  Although AHPAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.  This communication relates to a proposed business combination between AHPAC and Organogenesis.

Additional Information and Where to Find It

In connection with the proposed business combination between Organogenesis and AHPAC, AHPAC intends to file with the SEC a registration statement on Form S-4 and joint proxy/consent solicitation statement/prospectus forming a part thereof (the “Registration Statement”).  This communication does not contain all the information that should be considered concerning the proposed business combination.  This communication is not a substitute for the Registration Statement that AHPAC will file with the SEC or any other documents that AHPAC may file with the SEC or that AHPAC or Organogenesis may send to stockholders in connection with the proposed business combination.  It is not intended to form the basis of any investment decision or any other decision in respect to the proposed business combination.  AHPAC’s shareholders and other interested persons are advised to read, when available, the preliminary and definitive Registration Statement, and documents incorporated by reference therein, as these materials will contain important information about AHPAC, Organogenesis and the business combination.  The proxy statement and the prospectus contained in the Registration Statement will be mailed to AHPAC’s shareholders as of a record date to be established for voting on the proposed business combination.

AHPAC Shareholders will also be able to obtain a copy of the Registration Statement once it is available, and other documents containing important information about AHPAC and Organogenesis once such documents are filed with the SEC, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

Participants in the Solicitation

AHPAC and its directors, executive officers and other members of its management and employees and Organogenesis and its directors and management may be deemed to be participants in the solicitation of proxies from AHPAC’s shareholders in connection with the proposed business combination.  Shareholders are urged to carefully read the Registration Statement regarding the proposed business combination when it becomes available, because it will contain important information.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AHPAC’s shareholders in connection with the proposed business combination will be set forth in the Registration Statement when it is filed with the SEC.  Information about AHPAC’s executive officers and directors and Organogenesis’s management and directors also will be set forth in the Registration Statement relating to the proposed business combination when it becomes available.